Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Peter Zachariou, the Chief Executive Officer, Chairman of the Board of Directors, Treasurer and Secretary of PRIMA EASTWEST MODELING MANAGEMENT, INC. (the "Company"), DOES HEREBY CERTIFY that:

      1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      IN WITNESS WHEREOF, each of the undersigned has executed this statement this 25th day of May, 2005.

                                     /s/ Peter Zachariou
                                     ------------------------------------
                                     Peter Zachariou
                                     Chief Executive Officer,
                                     Chairman of the Board of Directors,
                                     Treasurer and Secretary

A signed original of this written statement required by Section 906 has been provided to Prima EastWest Model Management, Inc. and will be retained by Prima EastWest Model Management, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.